UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2010
SOUTHWEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-23064	73-1136584
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification No)
608 South Main Street, Stillwater, Oklahoma 74074
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (405) 372-2230
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information disclosed under Item 5.07 “Amendment to Certificate of Incorporation” is incorporated in this item by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders
Election of Directors: At Southwest’s annual shareholders’ meeting, held April 22, 2010, the shareholders of Southwest re-elected eight Directors each for a term expiring at the 2011 annual shareholders’ meeting or such later time as his successor is elected and qualified. The Directors elected and the shareholders’ vote in the election of each Director were as follows:

			Broker
	For	Withheld	Non-vote
James E. Berry II	11,164,320	584,841	1,697,019
Tom D. Berry	11,208,723	540,438	1,697,019
Joe Berry Cannon	11,428,320	320,840	1,697,019
John Cohlmia	11,491,475	257,686	1,697,019
Rick Green	11,412,324	336,836	1,697,019
David P. Lambert	11,456,507	292,654	1,697,019
Linford R. Pitts	11,472,495	276,667	1,697,019
Robert B. Rodgers	11,315,838	433,322	1,697,019
Other Directors continuing in office following the annual shareholders’ meeting were David S. Crockett, Jr., J. Berry Harrison, James M. Johnson, and Russell W. Teubner.
There were 14,753,379 shares of common stock outstanding and entitled to vote at the meeting. A total of 13,446,180 shares of common stock were represented at the meeting in person or by proxy, representing 91.14% of the shares outstanding and entitled to vote at the meeting.
Ratification of Appointment of Independent Registered Public Accounting Firm for 2010: At the annual meeting, shareholders also approved the engagement of Ernst & Young LLP as Southwest’s independent registered public accounting firm for 2010. The shareholder vote was as follows:

			Broker
For	Against	Abstain	Non-vote
13,304,942	73,727	67,510	0
Advisory Vote on Executive Compensation: At the annual meeting, the shareholders also approved the compensation of Southwest’s Chief Executive Officer, Chief Financial Officer, and three most highly compensated other executive officers. The shareholder vote was as follows:

			Broker
For	Against	Abstain	Non-vote
10,952,264	416,782	380,114	1,697,019

Amendment to Certificate of Incorporation:At the annual meeting, the shareholders also approvedan amendment to the Certificate of Incorporation to increase the number of shares of Southwest’s common stock, $1.00 per share par value, from 20,000,000 to 40,000,000. The shareholder vote was as follows:

			Broker
For	Against	Abstain	Non-vote
11,716,619	1,265,643	463,918	0
Item 7.01 Regulation FD Disclosure.
The information disclosed under Item 5.03 and 5.07 is incorporated in this item by reference.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Exhibits. Not applicable.
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST BANCORP, INC.
By:	/s/ Rick Green
Rick Green
President and Chief Executive Officer

Dated: April 23, 2010